Exhibit 99.2

United Therapeutics Corporation Phase 3 ADVANCE OUTCOMES Results Webcast MARCH 2, 2026 Exhibit 99.2

2 INTRODUCTION Safe Harbor Statement MIROKIDNEY, MIROLIVER, MIROLIVERELAP, ORENITRAM, REMODULIN, TYVASO, TYVASO DPI, and UNITUXIN are registered trademarks of United Therapeutics Corporation and/or its subsidiaries. UHEART, UKIDNEY, ULOBE, ULUNG, UTHYMOKIDNEY, and REMUNITYPRO are trademarks of United Therapeutics Corporation and/or its subsidiaries. ADCIRCA is a registered trademark of Eli Lilly and Company. 2 All statements in this presentation are made as of March 2, 2026. We undertake no obligation to publicly update or revise these statements, whether as a result of new information, future events, or otherwise. Statements included in this presentation that are not historical in nature are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, among others, statements related to our revenue growth expectations, the timing and success of our pipeline programs, our planned manufacturing and field force expansions, our organ manufacturing efforts, and similar statements concerning anticipated future events and expectations. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including the risk factors that we describe in our Securities and Exchange Commission filings, including our most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q. Any of these factors could cause actual results to differ materially from the expectations we express or imply in this presentation. This presentation and any related discussions or statements are intended to educate investors about our company. Sometimes that process includes reporting on the progress and results of clinical trials or other developments with respect to our products. This presentation and any related discussions or statements are not intended to promote our products, to suggest that our products are safe and effective for any use other than what is consistent with their FDA-approved labeling, or to provide all available information regarding the products, their risks, or related clinical trial results. Anyone seeking information regarding the use of one of our products should consult the full prescribing information for the product available on our website at www.unither.com.

3 INTRODUCTION Today’s Speakers President and Chief Operating Officer Chairperson and Chief Executive Officer Michael Benkowitz Dr. Martine Rothblatt Associate Professor of Medicine, University of Rochester Medicine Dr. Daniel Lachant, DO, MSCI, ATSF Senior Director, Product Development and Lead for the Global ADVANCE OUTCOMES Program Dr. Derek Solum Executive Vice President, Product Development and Xenotransplantation Dr. Leigh Peterson

4 CHAIRPERSON AND CHIEF EXECUTIVE OFFICER Dr. Martine Rothblatt

5 ADVANCE OUTCOMES RESULTS ADVANCE OUTCOMES Headline Conclusions The study also met several important secondary endpoints, including change in NT-proBNP1, 6MWD2, and clinical improvement 1 Treatment with ralinepag was well-tolerated, and the safety profile was consistent with known prostacyclin-related adverse events. No new safety signals were observed. Ralinepag reduced the risk of a clinical worsening event versus placebo by 55% (HR: 0.45, [95% CI: 0.33- 0.62]; p<0.0001) 2 3 1. NT-proBNP=N-terminal pro-B-type natriuretic peptide 2. 6MWD=six-minute walk distance The use of ralinepag for PAH is an investigational use and has not been approved by the FDA

6 SENIOR DIRECTOR, PRODUCT DEVELOPMENT AND LEAD FOR THE GLOBAL ADVANCE OUTCOMES PROGRAM Dr. Derek Solum

ADVANCE OUTCOMES DESIGN

7

ADVANCE OUTCOMES Study Design[1]

PRIMARY ENDPOINT

Time from randomization to the first adjudicated protocol-defined clinical worsening event

SECONDARY ENDPOINTS

Change from Baseline to Week 28 in:

- NT-proBNP
- 6MWD
- WHO[2]/NYHA[3] Functional Class

Clinical improvement[4]
Time to first all-cause nonelective hospitalization
Time to all-cause mortality
Shift and proportion of subjects[5]
REVEAL[6] risk score
HRQoL[7] measures
HRR[8] following completion of 6MWT[9]
Safety and tolerability

STUDY VISIT SCHEDULE

All participants receiving PAH standard of care or PAH-specific background therapy were randomized 1:1.

Treatment Period lasted until the 180th adjudicated clinical worsening event.


RALINEPAG
Primary Endpoint:
time to clinical worsening
Key Secondary Endpoints:
6MWD, NT-proBNP, WHO FC, risk status, safety
PLACEBO

OPEN-LABEL EXTENSION: Subjects that experienced a CW event are eligible to enroll

All subjects will receive Ralinepag

1. https://clinicaltrials.gov/study/NCT03626688 2. WHO – World Health Organization. 3. NYHA – New York Heart Association 4. Defined by the absence of clinical worsening and fulfillment of at least 2 of the 3 of the following: increase in 6MWD ≥10% or ≥30 m, improvement to or maintenance of WHO FC I or II, and decrease in NT-proBNP by at least 30%. 5. Subjects who attain all 3 of the following: NT-proBNP <300 pg/mL, 6MWD >440 m, WHO/NYHA FC I or II 6. REVEAL – Registry to Evaluate Early and Long-term PAH Disease Management 7. HRQoL – Health-related quality of life 8. HRR – Heart rate recovery 9. 6MWT – 6-Minute Walk Test

ADVANCE OUTCOMES DESIGN

8

ADVANCE OUTCOMES Study Design[1]

CLINICAL WORSENING DEFINITION

A protocol-defined clinical worsening event is defined as 1 of the following:

- Death (all causes)
- Nonelective hospital admission lasting at least 24 hours and/or right heart failure inclusive of lung transplant, heart/lung transplant, or atrial septostomy
- Initiation of parenteral (intravenous [IV] or subcutaneous [SC] infusion) or inhaled therapy with a prostacyclin pathway agent
- Disease progression, defined as:
  - A decrease in 6-Minute Walk Distance (6MWD) of at least 15% from Baseline:
    - A worsening from Baseline of at least 1 WHO Functional Class (FC)
    - Initiation of additional PAH-specific therapy
- Unsatisfactory long-term clinical response (all criteria required)
  - Has received study drug for at least 28 weeks
  - A decrease from Baseline in 6MWD at or after Week 28
  - Sustained WHO FC III or IV symptoms for at least 28 consecutive weeks

1. https://clinicaltrials.gov/study/NCT03626688

9 ADVANCE OUTCOMES BASELINE Baseline Demographics of Enrolled Subjects Ralinepag N=350 Placebo N=337 Overall N=687 Age at Study Entry (years), median (range) 54.0 (18, 83) 52.0 (19, 84) 53.0 (18, 84) Female (%)/Male (%) 256 (73.1)/94 (26.9) 264 (78.3)/73 (21.7) 520 (75.7)/167 (24.3) Time Since Diagnosis (years), mean (SD) 4.3 (5.6) 4.8 (6.4) 4.5 (6.0) Ethnicity, n (%) Hispanic or Latino 95 (27.1) 100 (29.7) 195 (28.4) Not Hispanic or Latino 235 (67.1) 222 (65.9) 457 (66.5) Race, n (%) White 283 (80.9) 268 (79.5) 551 (80.2) Black 10 (2.9) 12 (3.6) 22 (3.2) Native Hawaiian/Pacific Islander 2 (0.6) 1 (0.3) 3 (0.4) Asian 21 (6.0) 38 (11.3) 59 (8.6) Multiple 2 (0.6) 4 (1.2) 6 (0.9) Other 18 (5.1) 11 (3.3) 29 (4.2) Not Reported 13 (3.7) 3 (0.9) 16 (2.3)

10 ADVANCE OUTCOMES BASELINE Baseline Demographics Cont’d Ralinepag N=350 Placebo N=337 Overall N=687 Weight (kg), mean (SD) 73.2 (16.3) 73.8 (17.9) 73.5 (17.1) Background Therapy One or No Background Therapy, n (%) 68 (19.4) 71 (21.1) 139 (20.2) Dual Background Therapy, n (%) 282 (80.6) 266 (78.9) 548 (79.8) Baseline 6MWD (m), mean (SD) 441.3 (106.9) 436.5 (102.7) 438.9 (104.8) 6MWD <400m, n (%) 118 (33.7) 118 (35.0) 236 (34.4) ≥400m, n (%) 232 (66.3) 219 (65.0) 461 (67.1) WHO Functional Class, n (%) II 261 (74.6) 223 (66.2) 484 (70.5) III 89 (29.4) 113 (33.5) 202 (29.4) IV 0 1 (0.3) 1 (0.1)

11 ADVANCE OUTCOMES RESULTS Primary Endpoint Time to Adjudication Clinical Worsening (Weeks); Kaplan-Meier Estimates 1. P value is calculated with log rank test stratified by background PAH therapy and baseline 6MWD category. 2. Hazard ratio, 95% CI, and P value are calculated with proportional hazard model with treatment and the randomization stratification factors in the model.

12 ADVANCE OUTCOMES RESULTS Primary Endpoint Adjudicated Clinical Worsening Events 1. Hazard ratio, 95% CI, and P value are calculated with proportional hazard model with treatment and the randomization stratification factors in the model. Ralinepag Placebo N=350 % N=337 % Clinical worsening event category as the first event n(%) All events 64 18.3% 121 35.9% Death (all causes) 11 3.1% 10 3.0% Hospitalization due to PAH 19 5.4% 20 5.9% Disease Progression 10 2.9% 36 10.7% Initiation of inhaled or infused prostacyclin 10 2.9% 22 6.5% Unsatisfactory long-term clinical response 14 4.0% 33 9.8% Hazard Ratio (95% Cl) (Ralinepag - Placebo)1 0.45 (0.33, 0.62) P<0.0001

13 ADVANCE OUTCOMES RESULTS Primary Endpoint Time to Disease Progression; Kaplan-Meier Estimates

14 ADVANCE OUTCOMES RESULTS Subgroup Analyses Time to First Clinical Worsening Event Subgroup Ralinepag Placebo Hazard Ratio (95% CI) # of Events / # of Patients 0.45( 0.33, 0.62) 0.52( 0.35, 0.76) 0.41( 0.25, 0.67) 0.32( 0.19, 0.56) 0.53( 0.37, 0.77) 0.45( 0.32, 0.64) 0.46( 0.25, 0.84) 0.60( 0.41, 0.87) 0.28( 0.16, 0.48) 0.41( 0.21, 0.80) 0.47( 0.33, 0.66) 0.0 0.5 1.0 1.5 2.0 Ralinepag <- Favors -> Placebo 121/337 67/112 54/225 40/94 81/243 91/265 30/72 85/262 36/75 22/73 99/264 64/350 41/114 23/236 19/100 45/250 47/283 17/67 43/260 21/90 14/94 50/256 Overall Baseline 6MWD <400 m >=400 m Etiology CTD Associated Other Etiology Background PAH Therapy Two One or Zero Age at Baseline <65 yrs >=65 yrs Sex Male Female

15 ADVANCE OUTCOMES RESULTS Subgroup Analyses Time to First Clinical Worsening Event Subgroup Ralinepag Placebo Hazard Ratio (95% CI) # of Events / # of Patients 0.46( 0.30, 0.72) 0.50( 0.32, 0.77) ND 0.26( 0.03, 2.07) 0.43( 0.20, 0.90) 0.45( 0.32, 0.64) 0.41( 0.25, 0.68) 0.42( 0.22, 0.79) 0.47( 0.24, 0.91) 0.77( 0.35, 1.68) 0.24( 0.13, 0.44) 0.64( 0.38, 1.05) 0.47( 0.24, 0.91) 0.44( 0.31, 0.62) 0.0 0.5 1.0 1.5 2.0 Ralinepag <- Favors -> Placebo 56/223 65/114 5/6 9/17 16/49 91/265 22/66 99/271 26/96 15/51 39/106 41/84 26/96 95/241 32/261 32/89 2/8 1/14 14/45 47/283 53/302 11/48 14/81 11/46 14/139 25/84 14/81 50/269 Baseline WHO FC WHO FC II WHO FC III or IV PAH Therapy at Baseline None ERA PDE5-I/sGC ERA + PDE5-I/sGC Maximum Dose Achieved <600 mcg >=600 mcg Geographic Region North America Asia-Pacific Europe South and Latin America Location North America Rest of World

16 ADVANCE OUTCOMES RESULTS Subgroup Analyses Time to First Clinical Worsening Event Subgroup Ralinepag Placebo Hazard Ratio (95% CI) # of Events / # of Patients 0.40( 0.23, 0.67) 0.48( 0.33, 0.70) 0.45( 0.26, 0.76) 0.46( 0.32, 0.68) 0.42( 0.22, 0.81) 0.37( 0.26, 0.53) 0.45( 0.31, 0.67) 0.43( 0.26, 0.73) 0.60( 0.35, 1.03) 0.42( 0.25, 0.71) 0.45( 0.23, 0.89) 0.33( 0.12, 0.92) 0.0 0.5 1.0 1.5 2.0 Ralinepag <- Favors -> Placebo 45/168 76/169 40/169 80/167 39/177 81/158 62/157 59/179 32/42 48/93 26/97 14/103 20/167 44/182 21/173 43/176 12/163 51/183 45/186 19/164 24/42 22/79 12/115 5/110 Baseline mean PAP <median (44 mmHg) >=median (44 mmHg) Baseline PVR <median (577 dyn.sec/cm5) >=median (577 dyn.sec/cm5) Baseline plasma NT-proBNP <median (213 pg/mL) >=median (213 pg/mL) Time since PAH diagnosis <median (2.285 years) >=median (2.285 years) Baseline Risk Category* 0 1 2 3

17 ADVANCE OUTCOMES RESULTS Summary of Most Commonly Reported Adverse Events by Preferred Term Ralinepag N=350 Placebo N=337 Preferred Term n (%) n (%) Any Event 346 (98.9%) 320 (95.0%) Headache 284 (81.1%) 140 (41.5%) Diarrhea 204 (58.3%) 95 (28.2%) Nausea 158 (45.1%) 86 (25.5%) Myalgia 126 (36.0%) 36 (10.7%) Pain in jaw 125 (35.7%) 30 (8.9%) Note: Table reflects top 5 most reported adverse events.

18 ADVANCE OUTCOMES RESULTS ADVANCE OUTCOMES Headline Conclusions The study also met several important secondary endpoints, including change in NT-proBNP1, 6MWD2, and clinical improvement 1 Treatment with ralinepag was well-tolerated, and the safety profile was consistent with known prostacyclin-related adverse events. No new safety signals were observed. Ralinepag reduced the risk of a clinical worsening event versus placebo by 55% (HR: 0.45, [95% CI: 0.33- 0.62]; p<0.0001) 2 3 1. NT-proBNP=N-terminal pro-B-type natriuretic peptide 2. 6MWD=six-minute walk distance The use of ralinepag for PAH is an investigational use and has not been approved by the FDA

19 ASSOCIATE PROFESSOR OF MEDICINE, UNIVERSITY OF ROCHESTER Dr. Daniel Lachant, DO, MSCI, ATSF

20 CHAIRPERSON & CHIEF EXECUTIVE OFFICER Dr. Martine Rothblatt

21 Q&A Dr. Martine Rothblatt Chairperson and Chief Executive Officer Michael Benkowitz President and Chief Operating Officer Dr. Leigh Peterson EVP, Product Development and Xenotransplantation Dr. Derek Solum Senior Director, Product Development and Lead for the Global ADVANCE OUTCOMES Program Dr. Daniel Lachant, DO, MSCI, ATSF Associate Professor of Medicine, University of Rochester Harry Silvers Investor Relations We are incredibly thankful to the participants, investigators, and research teams whose work contributed to the development of ralinepag